UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2018

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below under Item 5.07, on June 7, 2018, the stockholders of Investment Technology Group, Inc. (the “Company”) approved an amendment and restatement of the Investment Technology Group, Inc. Amended and Restated Employee Stock Purchase Plan (the “ESPP”) at the annual meeting of stockholders (the “Annual Meeting”) to (i) increase the total number of shares of common stock reserved and available for issuance under the ESPP by 350,000 shares for offering periods beginning on or after November 1, 2017 and (ii) to limit offering periods to not more than 27 months. The material terms of the ESPP are summarized on pages 59 through 63 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2018 (the “Proxy Statement”), which description is incorporated herein by reference. This description of the ESPP is qualified in its entirety by reference to the actual terms of the ESPP, which are set forth in Appendix A to the Proxy Statement.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 7, 2018.  The stockholders elected all of the Company’s nominees for director, approved on an advisory basis the compensation of the Company’s named executive officers, approved the ESPP and ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a)   Election of directors:

Name of Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Brian G. Cartwright	26,891,769	586,638	4,354	3,103,847
Minder Cheng	25,311,668	1,947,776	223,317	3,103,847
Timothy L. Jones	26,871,135	606,642	4,984	3,103,847
R. Jarrett Lilien	27,057,052	421,669	4,040	3,103,847
Kevin J. Lynch	26,917,444	560,333	4,984	3,103,847
Lee M. Shavel	27,078,369	399,408	4,984	3,103,847
Francis J. Troise	27,200,945	280,825	991	3,103,847
Steven S. Wood	26,629,649	850,036	3,076	3,103,847

(b)  Advisory vote to approve the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
24,947,566	2,345,137	190,058	3,103,847

(c)   Approval of the ESPP:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
27,384,085	86,588	12,088	3,103,847

(d)   Ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Shares For	Shares Against	Shares Abstain
30,254,079	322,782	9,747

Item 8.01 Other Events.

On June 8, 2018, Investment Technology Group, Inc. issued a press release announcing trading statistics for the month ended May 31, 2018. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Investment Technology Group, Inc. on June 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

By:	/s/ Angélique F.M. DeSanto
	Name:	Angélique F.M. DeSanto
	Title:	Managing Director, General Counsel and
Secretary and Duly Authorized Signatory of Registrant

Dated:  June 8, 2018